UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2021

GLOBAL ACQUISITIONS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Nevada	0-024970	88-0203976
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

6730 Las Vegas Blvd. South	89119
(Address of principal executive offices)	(Zip Code)

(702) 317-7302

(Registrant’s telephone number, including area code)

ALL-AMERICAN SPORTPARK, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in FiscalYear.

On February 15, 2021, a Certificate of Amendment to the Articles of Incorporation of All-American SportPark, Inc. (the “Company”) filed with the Nevada Secretary of State became effective.  The amendments to the Articles of Incorporation include a change of the Company’s name to “Global Acquisitions Corporation,” an increase in the number of shares of common stock, $0.001 par value, of the Company from 10,000,000 shares to 500,000,000 shares, and provisions to opt out of the “Combinations with Interested Stockholders” provisions contained in Sections 78.411 through 78.444 of the Nevada Revised Statutes (“NRS”); and opt out of the “Acquisition of Controlling Interest” provisions contained in Sections 78.378 through 78.3793 of the NRS.  The amendments to the Articles of Incorporation are more fully described in the Company’s definitive Schedule 14C Information Statement filed with the SEC on January 11, 2021.

Attached hereto as Exhibit 3.7 is the Certificate of Amendment of the Articles of Incorporation of the Company as filed with the Nevada Secretary of State.

For the Company’s new name to be recognized on the over-the-counter market, the Financial Industry Regulatory Authority (“FINRA”) is required to process the corporate action. The Company has submitted the required documentation to FINRA. The Company’s common stock will continue to trade under the symbol “AASP” until such time as FINRA has declared the name change effective. Once FINRA has processed the corporate action, the Company plans to file a current report on Form 8-K to announce the effective date of the name change in the market as well as its new trading symbol.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description

3.7	Certificate of Amendment effective February 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ACQUISITIONS CORPORATION

Date: February 18, 2021	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President